ONcore Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated July 6, 2021

to the Statutory and Updating Summary Prospectuses dated May 1, 2021

The following supplements and amends the statutory and updating summary prospectuses dated May 1, 2021, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Appendix A – Funds Available Under the Contract

References to “Ivy VIP Asset Strategy” are deleted and replaced with “Delaware Ivy VIP Asset Strategy.” References to “Ivy VIP Natural Resources” are deleted and replaced with “Delaware Ivy VIP Natural Resources.” References to “Ivy VIP Science and Technology” are deleted and replaced with “Delaware Ivy VIP Science and Technology.” Additionally, the references to such portfolios in the table in Appendix A are replaced with the following:

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
Allocation	Delaware Ivy VIP Asset Strategy (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.02%	13.88%	8.61%	6.15%
Natural Resources Equity	Delaware Ivy VIP Natural Resources (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited; Macquarie Investment Management Global Limited	1.32%	-11.99%	-1.17%	-5.82%
Technology Equity	Delaware Ivy VIP Science and Technology (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited; Macquarie Investment Management Global Limited	1.16%	35.36%	20.80%	17.09%

On or about August 7, 2021, references to “QS Legg Mason Dynamic Multi-Strategy VIT Portfolio” are deleted and replaced with “Franklin Multi-Asset Dynamic Multi-Strategy VIT Fund.”